Debt	12 Months Ended
Sep. 30, 2012
Debt Disclosure [Abstract]
Debt
Debt

Revolving Credit Facility and Commercial Paper Program
In November 2010, we replaced our previous credit facility with a new $500 million unsecured credit facility ("the credit facility”) with various banks, of which $100 million may be used for issuances of letters of credit. The credit facility is available for working capital, capital expenditures and other corporate purposes, including acquisitions and share repurchases and is currently set to mature in November 2014. Starbucks has the option, subject to negotiation and agreement with the related banks, to increase the maximum commitment amount by an additional $500 million. No borrowings were outstanding under the credit facility at the end of fiscal 2012 or fiscal 2011.The interest rate for any borrowings under the credit facility, based on Starbucks current ratings and fixed charge coverage ratio, is 0.85% over LIBOR The specific spread over LIBOR will depend upon our long-term credit ratings assigned by Moody’s and Standard & Poor’s rating agencies and our fixed charge coverage ratio. The credit facility contains provisions requiring us to maintain compliance with certain covenants, including a minimum fixed charge coverage ratio, which measures our ability to cover financing expenses.
Under our commercial paper program we may issue unsecured commercial paper notes, up to a maximum aggregate amount outstanding at any time of $500 million, with individual maturities that may vary, but not exceed 397 days from the date of issue. The program is backstopped by the credit facility and the combined borrowing limit is $500 million for the commercial paper program and the credit facility. We may issue commercial paper from time to time and the proceeds of the commercial paper financing may be used for working capital needs, capital expenditures and other corporate purposes, including acquisitions and share repurchases. No borrowings were outstanding under the commercial paper program at the end of fiscal 2012 or fiscal 2011.
As of September 30, 2012 and October 2, 2011, a total of $18 million and $17 million, respectively, in letters of credit were outstanding under the respective revolving credit facility.

Long-term Debt
In August 2007, we issued $550 million of 6.25% Senior Notes (“the notes”) due in August 2017, in an underwritten registered public offering. Interest is payable semi-annually on February 15 and August 15 of each year. The notes require us to maintain compliance with certain covenants, which limit future liens and sale and leaseback transactions on certain material properties. As of September 30, 2012 and October 2, 2011, we were in compliance with each of these covenants. As of September 30, 2012 and October 2, 2011, the carrying value of the notes, recorded on the consolidated balance sheets, was $549.6 million and $549.5 million, respectively.

Interest Expense
Interest expense, net of interest capitalized, was $32.7 million, $33.3 million, and $32.7 million in fiscal 2012, 2011 and 2010, respectively. In fiscal 2012, 2011, and 2010, $3.2 million, $4.4 million, and $4.9 million, respectively, of interest was capitalized for asset construction projects.